Exhibit 21.1

IAC/InterActiveCorp Subsidiaries
As of December 31, 2012

Entity	Jurisdiction of Formation

8831-8833 Sunset, LLC ...........................................................................................	Delaware
About Information Technology (Beijing) Co., Ltd. .................................................	People's Republic of China
About International ..................................................................................................	Cayman Islands
About, Inc. ...............................................................................................................	Delaware
Alpha411 Agency Services, LLC .............................................................................	Delaware
APN, LLC ................................................................................................................	Delaware
ApplianceAppointment.com, LLC ...........................................................................	Delaware
Aqua Acquisition Holdings LLC .............................................................................	Delaware
Ask Jeeves UK Partnership ......................................................................................	United Kingdom
AutoGlassSearch.com, LLC .....................................................................................	Delaware
AutoRepairLocal, LLC .............................................................................................	Delaware
Blu Trumpet, LLC ....................................................................................................	Delaware
Buzz Technologies, Inc. ...........................................................................................	Washington
CashPlay, Inc. ...........................................................................................................	Delaware
CH Pacific, LLC .......................................................................................................	Delaware
ChiroAppointment.com, LLC ..................................................................................	Delaware
CityGrid Media, LLC ...............................................................................................	Delaware
CollegeHumor Press LLC ........................................................................................	Maryland
Comedy News Ventures, Inc. ...................................................................................	Delaware
Connect, LLC ...........................................................................................................	Delaware
Connected Ventures, LLC ........................................................................................	Delaware
ConsumerSearch, Inc. ..............................................................................................	Delaware
CraftJack Inc. ...........................................................................................................	Illinois
CrowdedRoom LLC .................................................................................................	Delaware
CV Acquisition Corp. ...............................................................................................	Delaware
Daily Burn, Inc. ........................................................................................................	Delaware
DatingDirect.com Limited .......................................................................................	United Kingdom
Diamant Production Services, LLC .........................................................................	Delaware
Dictionary.com, LLC ................................................................................................	California
ECS Sports Fulfillment LLC ....................................................................................	Delaware
Electus, LLC .............................................................................................................	Delaware
Electus/PYE, LLC ....................................................................................................	California
Elicia Acquisition Corp. ...........................................................................................	Delaware
ES1 Productions, LLC ..............................................................................................	Delaware
ES2 Productions, LLC ..............................................................................................	Delaware
Falcon Holdings II, LLC ..........................................................................................	Delaware
FC & Co ...................................................................................................................	France
Felix Calls, LLC .......................................................................................................	Delaware
Five Star Matchmaking Information Technology (Beijing) Co., Ltd. .....................	People's Republic of China

Floraflora.com, LLC ................................................................................................	Delaware
FSOV, LLC ..............................................................................................................	Delaware
Gym Interactive, LLC ..............................................................................................	New York
Hatch Labs, Inc. .......................................................................................................	Delaware
High Line Venture Partners Follow On Fund GP, LLC ...........................................	Delaware
High Line Venture Partners Follow On Fund, L.P. ..................................................	Delaware
High Line Venture Partners GP II, LLC ...................................................................	Delaware
High Line Venture Partners GP, LLC .......................................................................	Delaware
High Line Venture Partners II, L.P. ..........................................................................	Delaware
High Line Venture Partners, L.P. ..............................................................................	Delaware
HomeAdvisor, Inc. ...................................................................................................	Delaware
HSN Capital LLC .....................................................................................................	Delaware
HSN Home Shopping Network GmbH ....................................................................	Germany
HSN, LLC ................................................................................................................	Delaware
HTRF Ventures, LLC ...............................................................................................	Delaware
Humor Rainbow, Inc. ...............................................................................................	New York
IAC 19th St. Holdings, LLC .....................................................................................	Delaware
IAC Falcon Holdings, LLC ......................................................................................	Delaware
IAC Family Foundation, Inc. ...................................................................................	Delaware
IAC Search & Media (Canada) Inc. .........................................................................	Canada
IAC Search & Media (Jersey) Limited ....................................................................	Jersey - Channel Islands
IAC Search & Media Australia Pty. Ltd. ..................................................................	Australia
IAC Search & Media B.V. ........................................................................................	Netherlands
IAC Search & Media Deutschland GmbH ...............................................................	Germany
IAC Search & Media Europe Limited ......................................................................	Ireland
IAC Search & Media Hong Kong, Limited .............................................................	Hong Kong
IAC Search & Media International, Inc. ..................................................................	Delaware
IAC Search & Media Massachusetts, Inc. ................................................................	Massachusetts
IAC Search & Media Technologies Limited ............................................................	Ireland
IAC Search & Media UK Limited ...........................................................................	United Kingdom
IAC Search & Media Washington, LLC ..................................................................	Washington
IAC Search & Media, Inc. ........................................................................................	Delaware
IAC Search, LLC ......................................................................................................	Delaware
IAC Shopping International, Inc. .............................................................................	Delaware
ImproveNet, Inc. ......................................................................................................	Delaware
Insider Pages, Inc. ....................................................................................................	Delaware
InstantAction, LLC ...................................................................................................	Delaware
InterCaptiveCorp, Ltd. .............................................................................................	Bermuda
Internet Shopping Network LLC ..............................................................................	Delaware
iWon Points LLC ......................................................................................................	New York
Kids Holdings LLC ..................................................................................................	Delaware
La Centrale des Marchés Privés S.à r.l. ....................................................................	France
Life123, Inc. .............................................................................................................	Delaware
LocalEyeCare.com, LLC ..........................................................................................	Delaware
LocalPodiatry.com, LLC ..........................................................................................	Delaware
LocalVets.com, LLC ................................................................................................	Delaware
M8 East, LLC ...........................................................................................................	Delaware
M8 Singlesnet LLC ..................................................................................................	Delaware
M8 West, LLC ..........................................................................................................	Delaware
Match ProfilePro, LLC .............................................................................................	Delaware

Match.com Canada Ltd. ...........................................................................................	Canada
Match.com Europe Limited ......................................................................................	United Kingdom
Match.com Events LLC ...........................................................................................	Delaware
Match.com Global Investments SARL .....................................................................	Luxembourg
Match.com Global Services Limited ........................................................................	United Kingdom
Match.com HK Limited ...........................................................................................	Hong Kong
Match.com International Holdings, Inc. ...................................................................	Delaware
Match.com International Ltd. ...................................................................................	United Kingdom
Match.com Investments, Inc. ...................................................................................	Cayman Island
Match.com Japan KK ...............................................................................................	Japan
Match.com Japan Networks GK ..............................................................................	Japan
Match.com LatAm Ltd. ............................................................................................	United Kingdom
Match.com Nordic AB .............................................................................................	Sweden
Match.com Offshore Holdings, Ltd .........................................................................	Mauritius
Match.com Pegasus Limited ....................................................................................	United Kingdom
Match.com, Inc. ........................................................................................................	Delaware
Match.com, L.L.C. ...................................................................................................	Delaware
Meetic SA .................................................................................................................	France
Mindspark Interactive Network, Inc. .......................................................................	Delaware
MM LatAm, LLC .....................................................................................................	Delaware
Mojo Acquisition Corp. ............................................................................................	Delaware
Neu.de GmbH ...........................................................................................................	Germany
Newsweek Philippines Inc. ......................................................................................	Philippines
Nexus Dating Limited ..............................................................................................	United Kingdom
Notional, LLC ..........................................................................................................	Delaware
NRelate LLC ............................................................................................................	Delaware
Parperfeito Comunicacao SA ...................................................................................	Brazil
People Media, Inc. ....................................................................................................	Delaware
People Media, LLC ..................................................................................................	Arizona
Performance Vertical Marketing LLC ......................................................................	Delaware
Picnic, LLC ..............................................................................................................	Delaware
Pronto, LLC .............................................................................................................	Delaware
Rebel Entertainment, Inc. .........................................................................................	Delaware
Rio Bravo Productions, LLC ....................................................................................	Delaware
Riviere Productions ..................................................................................................	California
Search Floor, Inc. .....................................................................................................	California
ServiceMagic Canada Inc. ........................................................................................	Canada
ServiceMagic Europe S.à r.l. ....................................................................................	Luxembourg
ServiceMagic GmbH ................................................................................................	Germany
ServiceMagic International S.à r.l. ...........................................................................	Luxembourg
ServiceMagic IP Ireland Limited .............................................................................	Ireland
ServiceMagic Limited ..............................................................................................	United Kingdom
ServiceMagic School Makeover Foundation, Inc. ...................................................	Colorado
Shoebuy.com Europe Limited ..................................................................................	England and Wales
Shoebuy.com, Inc. ....................................................................................................	Delaware
Shoptouch, Inc. .........................................................................................................	Delaware
Soulmates International, Inc. ....................................................................................	Delaware
Soulmates Limited ....................................................................................................	New Zealand
Soulmates Technology Pty Ltd. ................................................................................	New South Wales Australia
Starnet Interactive Ltd. .............................................................................................	Israel

Starnet Interactive, Inc. ............................................................................................	Delaware
StorageReserve.com, LLC .......................................................................................	Delaware
Styleclick Chicago, Inc. ...........................................................................................	Delaware
Styleclick, Inc. ..........................................................................................................	Delaware
Styleclick.com Enterprises Inc. ................................................................................	California
TanningNearYou.com, LLC .....................................................................................	Delaware
Targeted Media Solutions LLC ................................................................................	Delaware
TDB Holdings, Inc. ..................................................................................................	Delaware
The IAC Foundation, Inc. ........................................................................................	Delaware
The Newsweek/Daily Beast Company LLC ............................................................	Delaware
TMC Realty, L.L.C. .................................................................................................	Delaware
Triple Threat Marketing, LLC .................................................................................	Delaware
Trustic, Inc. ..............................................................................................................	Delaware
Tutor.com, Inc. .........................................................................................................	Delaware
TVRepairMan.com, LLC .........................................................................................	Delaware
uDate.com Ltd. .........................................................................................................	United Kingdom
USA Electronic Commerce Solutions LLC .............................................................	Delaware
USA Video Distribution LLC ...................................................................................	Delaware
USANi LLC .............................................................................................................	Delaware
USANi Sub LLC ......................................................................................................	Delaware
VenuesNearYou.com, LLC ......................................................................................	Delaware
Veritas Corporation ..................................................................................................	Delaware
Veritas, LLC .............................................................................................................	Delaware
Vimeo, LLC .............................................................................................................	Delaware
Wanderspot LLC ......................................................................................................	Washington
Yext Advertising, LLC .............................................................................................	Delaware
Yext Countertops, LLC ............................................................................................	Delaware
Yext Voice, LLC .......................................................................................................	Delaware